                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D. C. 20549

                                                 SCHEDULE 14A
                                                (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT
                                           SCHEDULED 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                       X
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ] Soliciting Material Pursuant to sec.240.14a-12

                                               Edison International
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)Title of each class of securities to which transaction applies:
______________________________________________________________________________

      (2)Aggregate number of securities to which transaction applies:
______________________________________________________________________________

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
______________________________________________________________________________

      (4)Proposed maximum aggregate value of transaction:
______________________________________________________________________________

      (5)Total fee paid:
______________________________________________________________________________

[   ] Fee paid previously with preliminary materials.
______________________________________________________________________________
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)Amount previously paid:
_____________________________________________________________________________
      (2)Form, Schedule or Registration Statement No.
_____________________________________________________________________________
      (3)Filing Party:
_____________________________________________________________________________
      (4)Date Filed:
------------------------------------------------------------------------------------------------------------------

The following e-mail was sent to all Edison International Employees on March 28, 2008:

Subject:  Proxy Voting by Edison International Shareholders

To:  Edison International Employees

If you owned shares of Edison International on February 25, 2008, you should have received in the mail a
Notice and/or Proxy/Voting Instruction Card with instructions on how to vote your shares for Edison
International's upcoming Annual Meeting of Shareholders.  If you owned shares through the Edison 401(k)
Savings Plan and did not vote by March 24, 2008, you should receive a second copy of the Notice accompanied by a Proxy/Voting Instruction Card.

For more information relating to the Annual Meeting, please read the proxy materials which are available at the following Internet website: www.ematerials.com/eix.

I am writing to remind you that your vote is important.  You may complete and return your Proxy/Voting
Instruction Card.  You may also vote your shares online at www.ematerials.com/eix  or by telephone.   If you
vote online or by telephone, you will need to use the control number located in the upper right hand corner of the Notice or Proxy/Voting Instruction Card.

Thank you for your attention to this important matter.

Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary